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NOBLE CORPORATION

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INVITATION TO ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOBLE CORPORATION
Dorfstrasse 19A
6340 Baar
Zug, Switzerland
INVITATION TO ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On April 30, 2010
To the Shareholders of Noble Corporation:
The annual general meeting of shareholders of Noble Corporation, a Swiss corporation (the “Company”), will be held on April 30, 2010, at 3:00 p.m., local time, at the Parkhotel Zug, Industriestrasse 14, Zug, Switzerland.
1. Agenda Items and Proposals of the Board of Directors
1.1	Election of Directors.

The Board of Directors proposes that the directors set forth below be reelected for a three-year term that will expire in 2013:
•	Michael A. Cawley;

•	Gordon T. Hall; and

•	Jack E. Little.
1.2	Extension of Board authority to issue authorized share capital.

The Board of Directors proposes that our shareholders extend the Board’s authority to issue authorized share capital up to a maximum of 50% of our existing registered share capital until April 29, 2012 and approve the amendment to Article 6 paragraph 1 of our Articles of Association to read as follows:

Artikel 6: Genehmigtes Aktienkapital	Article 6: Authorized Share Capital
[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 29. April 2012, im Maximalbetrag von Schweizer Franken 663’037’660.80* / 656’131’018.50** durch Ausgabe von höchstens 138’132’846 vollständig zu liberierenden Aktien mit einem Nennwert von je Schweizer Franken 4.80* / 4.75** zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.
[1]The Board of Directors is authorized to increase the share capital no later than April 29, 2012, by a maximum amount of Swiss Francs 663,037,660.80* / 656,131,018.50** by issuing a maximum of 138,132,846 fully paid-up Shares with a par value of Swiss Francs 4.80* / 4.75** each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

* Bei gegenwärtig im Handelsregister des Kantons Zug eingetragenem Nennwert.	* As of the current par value as registered in the Commercial Register of the Canton of Zug.

** Bei dem nach Anmeldung der letzten Tranche der am 28. Mai 2009 von der Generalversammlung beschlossenen Kapitalherabsetzung im Handelsregister des Kantons Zug einzutragenden Nennwert.	** As of the prospective par value of the last installment of the capital reduction as resolved upon by the shareholders at the general meeting held on May 28, 2009, as shall be registered in the Commercial Register of the Canton of Zug.
1.3	Regular return of capital in the form of a par value reduction.

The Board of Directors proposes to pay a regular return of capital through a reduction of the par value of our shares in an amount equal to Swiss Francs 0.52 per share, which is equal to approximately USD 0.48 using the currency exchange rate as published by the Swiss National Bank on February 23, 2010 (1.0748 CHF/1.0 USD), and to pay such amount in four installments of Swiss Francs 0.13 per share in August 2010, November 2010, February 2011 and May 2011. Actual distribution payments will be subject to the satisfaction of applicable Swiss law requirements and may vary due to fluctuations in the Swiss Franc/U.S. dollar exchange rate between now and each distribution payment date.

This reduction in the par value of our shares will have the effect of reducing the share capital of the Company by an aggregate amount of Swiss Francs 143,658,160.36 (such amount subject to any adjustment based on the Company’s actual share capital as of the time of the application to the Commercial Registry of the Canton of Zug for the registration of each portion of the regular capital reduction).

The procedures and amendments described below assume our shareholders at the annual general meeting approve Proposal 1.3 (regular return of capital in the form of a par value reduction) but not Proposal 1.4 (special return of capital in the form of a par value reduction). The aggregate share capital numbers in the excerpts from the Company’s Articles of Association provided below are based on the

Company’s share capital after the last installment of the capital reduction that was approved by our shareholders at the general meeting of shareholders held on May 28, 2009, upon which the Company’s share capital will be reduced to Swiss Francs 1,312,262,041.75, is being entered into the daily ledger of the Commercial Registry. These numbers are subject to adjustment as described below.

In case the last installment of the capital reduction that was approved by our shareholders at the general meeting of shareholders held on May 28, 2009 will not have been entered into the daily ledger of the Commercial Registry of the Canton of Zug by the date of the application for registration of the first installment of the regular return, the share capital numbers as provided below shall be based on the Company’s share capital as currently registered in the Commercial Register of the Canton of Zug (with a par value of Swiss Francs of 4.80 per registered share) and shall be amended accordingly.
A.	The capital reduction will be accomplished as follows:
i.	by reducing the par value per registered share from Swiss Francs 4.75 to Swiss Francs 4.23 in four steps, i.e. from Swiss Francs 4.75 to Swiss Francs 4.62 in the third calendar quarter of 2010; from Swiss Francs 4.62 to Swiss Francs 4.49 in the fourth calendar quarter of 2010; from Swiss Francs 4.49 to Swiss Francs 4.36 in the first calendar quarter of 2011; and from Swiss Francs 4.36 to Swiss Francs 4.23 in the second calendar quarter of 2011;

ii.	by repayment on a date to be established by the Board of Directors of the respective partial per share reduction amounts of Swiss Francs 0.13 in August 2010, Swiss Francs 0.13 in November 2010, Swiss Francs 0.13 in February 2011, and Swiss Francs 0.13 in May 2011, and in each case to be paid in U.S. dollars converted at the exchange rate available as published by the Swiss National Bank approximately two business days prior to each such payment date; and

iii.	an updated report in accordance with article 732 para. 2 CO by the statutory auditor shall be prepared in connection with each partial reduction.
B.	The Company’s statutory auditor will deliver a report to the annual general meeting of shareholders dated April 30, 2010 in accordance with article 732 para. 2 CO for the capital reduction.

C.	Shares issued from authorized share capital and conditional share capital until registration of the fourth capital reduction in the Commercial Registry (“New Shares”) will be subject to the remaining subsequent capital reductions. The aggregate reduction amount pursuant to Section 1.3 will be increased by an amount equal to such remaining par value reductions on the New Shares.

D.	The Board of Directors is authorized to determine the application dates of the partial reductions in the Commercial Registry and the repayment procedure for the partial reduction amounts in accordance with article 734 CO.

E.	The Board of Directors will only authorize to effect any of the series of the capital reductions in the event the respective report from the Company’s statutory auditors confirms in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the respective capital reduction.

F.	At the registration of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows:

Artikel 4: Anzahl Aktien, Nominalwert, Art	Article 4: Number of Shares, Par Value, Type
Das Aktienkapital der Gesellschaft beträgt Schweizer Franken 1’276’347’501.66* / 1’240’432’961.57** / 1’204’518’421.48*** / 1’168’603’881.39**** und ist eingeteilt in 276’265’693* / 276’265’693** / 276’265’693*** / 276’265’693**** auf den Namen lautende Aktien im Nennwert von CHF 4.62* / 4.49** / 4.36*** / 4.23**** je Aktie (jede Namenaktie nachfolgend bezeichnet als “Aktie” bzw. zusammen die “Aktien”). Das Aktienkapital ist vollständig liberiert.
The share capital of the Company is Swiss Francs 1,276,347,501.66* / 1,240,432,961.57** / 1,204,518,421.48*** / 1,168,603,881.39**** and is divided into 276,265,693* / 276,265,693** / 276,265,693*** / 276,265,693**** fully paid-up registered shares. Each registered share has a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** (each such registered share hereinafter a “Share” and collectively the “Shares”).

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.
G.	As a consequence of the par value reduction, Articles 6(1), 6(3)(e) and 7(1) of our Articles of Association will be amended as follows:

Artikel 6: Genehmigtes Aktienkapital	Article 6: Authorized Share Capital
[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 29. April 2012▼, im Maximalbetrag von Schweizer Franken 638’173’748.52* / 620’216’478.54** / 602’259’208.56*** / 584’301’938.58**** durch Ausgabe von höchstens 138’132’846* / 138’132’846** / 138’132’846*** / 138’132’846**** vollständig zu liberierenden Aktien mit einem Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.
[1]The Board of Directors is authorized to increase the share capital no later than April 29, 2012▼, by a maximum amount of Swiss Francs 638,173,748.52* / 620,216,478.54** / 602,259,208.56*** / 584,301,938.58**** by issuing a maximum of 138’132’846* / 138’132’846** / 138’132’846*** / 138’132’846**** fully paid-up Shares with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

▼Unter der Annahme, dass die Aktionäre einer Verlängerung der Dauer des genehmigten Aktienkapitals bis zum 29. April 2012 gemäss Traktandum 1.2 zugestimmt haben.	▼ Assuming that shareholders approved the extension of the Board’s authority to issue authorized share capital until April 29, 2012 pursuant Proposal 1.2

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.

[3]Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere:	[3]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including:
(e) für die Beteiligung von:	(e) for the participation of:

   i. Mitgliedern des Verwaltungsrates, Mitgliedern der Geschäftsleitung und Mitarbeitern, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 46’200’000.00* / 44’900’000.00**/ 43’600’000.00*** / 42’300’000.00**** eingeteilt in 10’000’000* / 10’000’000** / 10’000’000*** / 10’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** nicht übersteigt; und

  i. members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(i) shall not exceed Swiss Francs 46,200,000.00*/ 44,900,000.00**/ 43,600,000.00***/ 42,300,000.00**** divided into 10,000,000* / 10,000,000** / 10,000,000*** / 10,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** per Share; and

  ii. Vertragspartnern oder Beratern oder anderen Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung(e)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4’620’000.00*/ 4’490’000.00**/ 4’360’000.00***/ 4’230’000.00**** eingeteilt in 1’000’000* / 1’000’000** / 1’000’000*** / 1’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** nicht übersteigt; oder

  ii. contractors or consultants of the Company or any of its group companies or any other persons performing services for the benefit of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(ii) shall not exceed Swiss Francs 4,620,000.00*/ 4,490,000.00**/ 4,360,000.00***/ 4,230,000.00****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** per Share; or

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.

Artikel 7: Bedingtes Aktienkapital	Article 7: Conditional Share Capital
[1]Das Aktienkapital kann sich durch Ausgabe von höchstens 138’132’846* / 138’132’846** / 138’132’846*** / 138’132’846**** voll zu liberierenden Aktien im Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** um höchstens Schweizer Franken 638’173’748.52* / 620’216’478.54** / 602’259’208.56*** / 584’301’938.58****erhöhen durch:
[1]The share capital may be increased in an amount not to exceed Swiss Francs 638,173,748.52* / 620,216,478.54** / 602,259,208.56*** / 584,301,938.58**** through the issuance of up to 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** per Share through:

(a) die Ausübung von Wandel-, Tausch-, Options-, Bezugs- oder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die “Umwandlungsrechte”), welche Dritten oder Aktionären im Zusammenhang mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder ihrer Rechtsvorgänger eingeräumt werden (nachfolgend zusammen, “die mit Umwandlungsrechten verbundenen Obligationen”); dabei darf der Gesamtbetrag der ausgegebenen Aktien einen Betrag von Schweizer Franken 610’453’748.52* / 593’276’478.54** / 576’099’208.56*** / 558’921’938.58**** eingeteilt in 132’132’846* / 132’132’846** / 132’132’846*** / 132’132’846**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** nicht übersteigen; und/oder

(a) the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the “Rights”) granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the “Rights-Bearing Obligations”); the total amount of Shares that may be issued under such Rights shall not exceed Swiss Francs 610,453,748.52* / 593,276,478.54** / 576,099,208.56*** / 558,921,938.58**** divided into 132,132,846* / 132,132,846** / 132,132,846*** / 132,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** per Share; and/or

(b) die Ausgabe von mit Umwandlungsrechten verbundenen Obligationen an:	(b) the issuance of Rights-Bearing Obligations granted to:

i.     die Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung und Arbeitnehmer, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind; vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 23’100’000.00*/ 22’450’000.00**/ 21’800’000.00***/ 21’150’000.00**** eingeteilt in 5’000’000* / 5’000’000** / 5’000’000*** / 5’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** nicht übersteigt; oder

i.     the members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(i) shall not exceed Swiss Francs 23,100,000.00*/ 22,450,000.00**/ 21,800,000.00***/ 21,150,000.00**** divided into 5,000,000* / 5,000,000** / 5,000,000*** / 5,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** per Share; or

ii.     Vertragspartner oder Berater oder andere Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4’620’000.00*/ 4’490’000.00**/ 4’360’000.00***/ 4’230’000.00**** eingeteilt in 1’000’000* / 1’000’000** / 1’000’000*** / 1’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.62* / 4.49** / 4.36*** / 4.23**** nicht übersteigt.

ii.     contractors or consultants of the Company or any of its group companies or any other persons providing services to the Company or its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(ii) shall not exceed Swiss Francs 4,620,000.00*/ 4,490,000.00**/ 4,360,000.00***/ 4,230,000.00****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.62* / 4.49** / 4.36*** / 4.23**** per Share.

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction

1.4 Special return of capital in the form of a par value reduction.
The Board of Directors proposes to pay a special return of capital through a reduction of the par value of our shares in an amount equal to Swiss Francs 0.56 per share, which is equal to approximately USD 0.52 using the currency exchange rate as published by the Swiss National Bank on February 23, 2010 (1.0748 CHF/1.0 USD), and to pay such amount in August 2010. The actual distribution payment will be subject to the satisfaction of applicable Swiss law requirements and may vary due to fluctuations in the Swiss Franc/U.S. dollar exchange rate between now and the distribution payment date.
This special reduction in the par value of our shares will have the effect of reducing the share capital of the Company by an aggregate amount of Swiss Francs 154,708,788.08 (such amount subject to any adjustment based on the Company’s actual share capital as of the time of the application to the Commercial Registry of the Canton of Zug for the registration of the special capital reduction). The special return of capital will be paid in August 2010 together with the first installment of the regular return of capital described by Section 1.3 above.
Details of regular and special return of capital in the form of a par value reduction
The procedures and amendments described below assume our shareholders at the annual general meeting approve Proposal 1.3 (regular return of capital in the form of a par value reduction) and Proposal 1.4 (special return of capital in the form of a par value reduction). The aggregate share capital numbers in the excerpts from the Company’s Articles of Association provided below are based on the Company’s share capital after the last installment of the capital reduction that was approved by our shareholders at the general meeting of shareholders held on May 28, 2009, upon which the Company’s share capital will be reduced to Swiss Francs 1,312,262,041.75, is being entered into the daily ledger of the Commercial Registry. These numbers are subject to adjustment as described below.
In case the last installment of the capital reduction that was approved by our shareholders at the general meeting of shareholders held on May 28, 2009 will not have been not entered into the daily ledger of the Commercial Registry of the Canton of Zug by the date of the application for registration of the first installment of the regular return and the special return respectively, the share capital numbers as provided below shall be based on the Company’s share capital as currently registered in the Commercial Register of the Canton of Zug (with a par value of Swiss Francs of 4.80 per registered share) and shall be amended accordingly.
A.	The capital reduction will be accomplished as follows:
i.	by reducing the par value per registered share from Swiss Francs 4.75 to Swiss Francs 3.67 in four steps, i.e. from Swiss Francs 4.75 to Swiss Francs 4.06 in the third calendar quarter of 2010; from Swiss Francs 4.06 to Swiss Francs 3.93 in the fourth calendar quarter of 2010; from Swiss Francs 3.93 to Swiss Francs 3.80 in the first calendar quarter of 2011; and from Swiss Francs 3.80 to Swiss Francs 3.67 in the second calendar quarter of 2011;

ii.	by repayment on a date to be established by the Board of Directors of the respective partial per share reduction amounts of Swiss Francs 0.69 in August 2010, Swiss Francs 0.13 in November 2010, Swiss Francs 0.13 in February 2011, and Swiss Francs 0.13 in May 2011, and in each case to be paid in U.S. dollars converted at the exchange rate available as published by the Swiss National Bank approximately two business days prior to each such payment date; and

iii.	an updated report in accordance with article 732 para. 2 CO by the statutory auditor shall be prepared in connection with each partial reduction.
B.	The Company’s statutory auditor will deliver a report to the annual general meeting of shareholders dated April 30, 2010 in accordance with article 732 para. 2 CO for the capital reduction.

C.	Shares issued from authorized share capital and conditional share capital until registration of the fourth capital reduction in the Commercial Registry (“New Shares”) will be subject to the remaining subsequent capital reductions. The aggregate reduction amount pursuant to Section 1.3 and Section 1.4 will be increased by an amount equal to such remaining par value reductions on the New Shares.

D.	The Board of Directors is authorized to determine the application dates of the partial reductions in the Commercial Registry and the repayment procedure for the partial reduction amounts in accordance with article 734 CO.

E.	The Board of Directors will only authorize to effect any of the series of the capital reductions in the event the respective report from the Company’s statutory auditors confirms in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the respective capital reduction.

F.	At the registration of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows:

Artikel 4: Anzahl Aktien, Nominalwert, Art	Article 4: Number of Shares, Par Value, Type
Das Aktienkapital der Gesellschaft beträgt Schweizer Franken 1’121’638’713.58* / 1’085’724’173.49** / 1’049’809’633.40*** / 1’013’895’093.31**** und ist eingeteilt in 276’265’693* / 276’265’693** / 276’265’693*** / 276’265’693**** auf den Namen lautende Aktien im Nennwert von CHF 4.06* / 3.93** / 3.80*** / 3.67**** je Aktie (jede Namenaktie nachfolgend bezeichnet als “Aktie” bzw. zusammen die “Aktien”). Das Aktienkapital ist vollständig liberiert.
The share capital of the Company is Swiss Francs 1,121,638,713.58* / 1,085,724,173.49** / 1,049,809,633.40*** / 1,013,895,093.31**** and is divided into 276,265,693* / 276,265,693** / 276,265,693*** / 276,265,693**** fully paid-up registered shares. Each registered share has a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** (each such registered share hereinafter a “Share” and collectively the “Shares”).

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.
G.	As a consequence of the par value reduction, Articles 6(1), 6(3)(e) and 7(1) of our Articles of Association will be amended as follows:

Artikel 6: Genehmigtes Aktienkapital	Article 6: Authorized Share Capital
[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 29. April 2012▼, im Maximalbetrag von Schweizer Franken 560’819’354.76* / 542’862’084.78** / 524’904’814.80*** / 506’947’544.82**** durch Ausgabe von höchstens 138’132’846* / 138’132’846** / 138’132’846*** / 138’132’846**** vollständig zu liberierenden Aktien mit einem Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.
[1]The Board of Directors is authorized to increase the share capital no later than March April 29, 2012▼, by a maximum amount of Swiss Francs 560,819,354.76* / 542,862,084.78** / 524,904,814.80*** / 506,947,544.82**** by issuing a maximum of 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

▼ Unter der Annahme, dass die Aktionäre einer Verlängerung der Dauer des genehmigten Aktienkapitals bis zum 29. April 2012 gemäss Traktandum 1.2 zugestimmt haben.	▼Assuming that shareholders approved the extension of the Board’s authority to issue authorized share capital until April 29, 2012 pursuant Proposal 1.2

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.

[3]Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere:	[3]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including:

(e) fur die Beteiligung von:	(e) for the participation of:

i.     Mitgliedern des Verwaltungsrates, Mitgliedern der Geschäftsleitung und Mitarbeitern, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 40’600’000.00*/ 39’300’000.00**/ 38’000’000.00***/ 36’700’000.00**** eingeteilt in 10’000’000* / 10’000’000** / 10’000’000*** / 10’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** nicht übersteigt; und

i.     members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(i) shall not exceed Swiss Francs 40,600,000.00*/ 39,300,000.00**/38,000,000.00***/ 36,700,000.00**** divided into 10,000,000* / 10,000,000** / 10,000,000*** / 10,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** per Share; and

ii.     Vertragspartnern oder Beratern oder anderen Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung(e)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4’060’000.00*/ 3’930’000.00**/ 3’800’000.00***/ 3’670’000.00**** eingeteilt in 1’000’000* / 1’000’000** / 1’000’000*** / 1’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** nicht übersteigt; oder

ii.     contractors or consultants of the Company or any of its group companies or any other persons performing services for the benefit of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(ii) shall not exceed Swiss Francs 4,060,000.00*/ 3,930,000.00**/ 3,800,000.00***/ 3,670,000.00****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** per Share; or

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.

Artikel 7: Bedingtes Aktienkapital	Article 7: Conditional Share Capital
[1]Das Aktienkapital kann sich durch Ausgabe von höchstens 138’132’846* / 138’132’846** / 138’132’846*** / 138’132’846**** voll zu liberierenden Aktien im Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** um höchstens Schweizer Franken 560’819’354.76* / 542’862’084.78** / 524’904’814.80*** / 506’947’544.82****erhöhen durch:
[1]The share capital may be increased in an amount not to exceed Swiss Francs 560,819,354.76* / 542,862,084.78** / 524,904,814.80*** / 506,947,544.82****through the issuance of up to 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** per Share through:

(a)   die Ausübung von Wandel-, Tausch-, Options-, Bezugs- oder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die “Umwandlungsrechte”), welche Dritten oder Aktionären im Zusammenhang mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder ihrer Rechtsvorgänger eingeräumt werden (nachfolgend zusammen, “die mit Umwandlungsrechten verbundenen Obligationen”); dabei darf der Gesamtbetrag der ausgegebenen Aktien einen Betrag von Schweizer Franken 536’459’354.76* / 519’282’084.78** / 502’104’814.80*** / 484’927’544.82**** eingeteilt in 132’132’846* / 132’132’846** / 132’132’846*** / 132’132’846**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** nicht übersteigen; und/oder

(a)   the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the “Rights”) granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the “Rights-Bearing Obligations”); the total amount of Shares that may be issued under such Rights shall not exceed Swiss Francs 536,459,354.76* / 519,282,084.78** / 502,104,814.80*** / 484,927,544.82**** divided into 132,132,846* / 132,132,846** / 132,132,846*** / 132,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** per Share; and/or

(b) die Ausgabe von mit Umwandlungsrechten verbundenen Obligationen an:	(b) the issuance of Rights-Bearing Obligations granted to:

i.    die Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung und Arbeitnehmer, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind; vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 20’300’000.00* / 19’650’000.00** / 19’000’000.00*** / 18’350’000.00**** eingeteilt in 5’000’000* / 5’000’000** / 5’000’000*** / 5’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** nicht übersteigt; oder

i.    the members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(i) shall not exceed Swiss Francs 20,300,000.00* / 19,650,000.00** / 19,000,000.00*** / 18,350,000.00**** divided into 5,000,000* / 5,000,000** / 5,000,000*** / 5,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** per Share; or

ii.    Vertragspartner oder Berater oder andere Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4’060’000.00* / 3’930’000.00** / 3’800’000.00*** / 3’670’000.00**** eingeteilt in 1’000’000* / 1’000’000** / 1’000’000*** / 1’000’000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.06* / 3.93** / 3.80*** / 3.67**** nicht übersteigt.

ii.    contractors or consultants of the Company or any of its group companies or any other persons providing services to the Company or its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(ii) shall not exceed Swiss Francs 4,060,000.00* / 3,930,000.00** / 3’800’000.00*** / 3,670,000.00****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.06* / 3.93** / 3.80*** / 3.67**** per Share.

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction.

**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction.

***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
*** Upon completion of the third partial par value reduction in the first calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction.

****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2011 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2011 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction.
Details of special return of capital in the form of a par value reduction
The procedures and amendments described below assume our shareholders at the annual general meeting approve Proposal 1.4 (special return of capital in the form of a par value reduction) but not Proposal 1.3 (regular return of capital in the form of a par value reduction). The aggregate share capital numbers in the excerpts from the Company’s Articles of Association provided below are based on the Company’s share capital after the last installment of the capital reduction that was approved by our shareholders at the general meeting of shareholders held on May 28, 2009, upon which the Company’s share capital will be reduced to Swiss Francs 1,312,262,041.75, is being entered into the daily ledger of the Commercial Registry. These numbers are subject to adjustment as described below.
In case the last installment of the capital reduction that was approved by our shareholders at the general meeting of shareholders held on May 28, 2009 will not have been entered into the daily ledger of the Commercial Registry of the Canton of Zug by the date of the application for registration of the special return, the share capital numbers as provided below shall be based on the Company’s share capital as currently registered in the Commercial Register of the Canton of Zug (with a par value of Swiss Francs 4.80 per registered share) and shall be amended accordingly.
A.	The capital reduction will be accomplished as follows:
i.	by reducing the par value per registered share from Swiss Francs 4.75 to Swiss Francs 4.19 in the third calendar quarter of 2010;

ii.	by repayment on a date to be established by the Board of Directors of the per share reduction amount of Swiss Francs 0.56 in August 2010 to be paid in U.S. dollars converted at the exchange rate available as published by the Swiss National Bank approximately two business days prior to such payment date; and
B.	The Company’s statutory auditor will deliver a report to the annual general meeting of shareholders dated April 30, 2010 in accordance with article 732 para. 2 CO for the capital reduction.

C.	Shares issued from authorized share capital and conditional share capital until registration of the capital reduction in the Commercial Registry (“New Shares”) will be subject to the capital reduction. The reduction amount pursuant to Section 1.4 will be increased by an amount equal to such par value reduction on the New Shares.

D.	The Board of Directors is authorized to determine the application date of the reduction in the Commercial Registry and the repayment procedure for the reduction amount in accordance with article 734 CO.

E.	At the registration of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows:

Artikel 4: Anzahl Aktien, Nominalwert, Art	Article 4: Number of Shares, Par Value, Type
Das Aktienkapital der Gesellschaft beträgt Schweizer Franken 1’157’553’253.67* und ist eingeteilt in 276’265’693* auf den Namen lautende Aktien im Nennwert von CHF 4.19* je Aktie (jede Namenaktie nachfolgend bezeichnet als “Aktie” bzw. zusammen die “Aktien”). Das Aktienkapital ist vollständig liberiert.
The share capital of the Company is Swiss Francs 1,157,553,253.67* and is divided into 276,265,693* fully paid-up registered shares. Each registered share has a par value of Swiss Francs 4.19* (each such registered share hereinafter a “Share” and collectively the “Shares” ).

*Nach Vollzug der Nennwertherabsetzung im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der Nennwertherabsetzung beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the capital reduction.
F.	As a consequence of the par value reduction, Articles 6(1), 6(3)(e) and 7(1) of our Articles of Association will be amended as follows:

Artikel 6: Genehmigtes Aktienkapital	Article 6: Authorized Share Capital
[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 29. April 2012▼, im Maximalbetrag von Schweizer Franken 578’776’624.74* durch Ausgabe von höchstens 138’132’846* vollständig zu liberierenden Aktien mit einem Nennwert von je Schweizer Franken 4.19* zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.
[1]The Board of Directors is authorized to increase the share capital no later than April 29, 2012▼, by a maximum amount of Swiss Francs 578’776’624.74* by issuing a maximum of 138,132,846* fully paid-up Shares with a par value of Swiss Francs 4.19* each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

▼Unter der Annahme, dass die Aktionäre einer Verlängerung der Dauer des genehmigten Aktienkapitals bis zum 29. April 2012 gemäss Traktandum 1.2 zugestimmt haben.	▼ Assuming that shareholders approved the extension of the Board’s authority to issue authorized share capital until April 29, 2012 pursuant Proposal 1.2.

*Nach Vollzug der Nennwertherabsetzung im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der Nennwertherabsetzung beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the capital reduction.

[3]Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere:	[3]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including:

(e) fur die Beteiligung von:	(e) for the participation of:

i.   Mitgliedern des Verwaltungsrates, Mitgliedern der Geschäftsleitung und Mitarbeitern, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 41’900’000.00* eingeteilt in 10’000’000* vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.19* nicht übersteigt; und

i.   members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(i) shall not exceed Swiss Francs 41’900’000.00* divided into 10,000,000* fully paid-up Shares, with a par value of Swiss Francs 4.19* per Share; and

ii.   Vertragspartnern oder Beratern oder anderen Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung(e)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4’190’000.00* eingeteilt in 1’000’000* vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.19* nicht übersteigt; oder

ii.   contractors or consultants of the Company or any of its group companies or any other persons performing services for the benefit of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(ii) shall not exceed Swiss Francs 4’190’000.00*, divided into 1,000,000* fully paid-up Shares, with a par value of Swiss Francs 4.19* per Share; or

*Nach Vollzug der Nennwertherabsetzung im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der Nennwertherabsetzung beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the capital reduction.

Artikel 7: Bedingtes Aktienkapital	Article 7: Conditional Share Capital

[1]Das Aktienkapital kann sich durch Ausgabe von höchstens 138’132’846* voll zu liberierenden Aktien im Nennwert von je Schweizer Franken 4.19* um höchstens Schweizer Franken 578’776’624.74* erhöhen durch:
[1]The share capital may be increased in an amount not to exceed Swiss Francs 578’776’624.74* through the issuance of up to 138,132,846* fully paid-up Shares with a par value of Swiss Francs 4.19* per Share through:

(a)   die Ausübung von Wandel-, Tausch-, Options-, Bezugs- oder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die “Umwandlungsrechte”), welche Dritten oder Aktionären im Zusammenhang mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder ihrer Rechtsvorgänger eingeräumt werden (nachfolgend zusammen, “die mit Umwandlungsrechten verbundenen Obligationen”); dabei darf der Gesamtbetrag der ausgegebenen Aktien einen Betrag von Schweizer Franken 553’636’624.74* eingeteilt in 132’132’846* vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.19* nicht übersteigen; und/oder

(a)   the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the “Rights”) granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the “Rights-Bearing Obligations”); the total amount of Shares that may be issued under such Rights shall not exceed Swiss Francs 553’636’624.74* divided into 132,132,846* fully paid-up Shares with a par value of Swiss Francs 4.19* per Share; and/or

(b) die Ausgabe von mit Umwandlungsrechten verbundenen Obligationen an:	(b) the issuance of Rights-Bearing Obligations granted to:

i.   die Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung und Arbeitnehmer, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind; vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 20’950’000.00* eingeteilt in 5’000’000* vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.19* nicht übersteigt; oder

i.   the members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(i) shall not exceed Swiss Francs 20’950’000.00* divided into 5,000,000* fully paid-up Shares, with a par value of Swiss Francs 4.19* per Share; or

ii.   Vertragspartner oder Berater oder andere Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4’190’000.00* eingeteilt in 1’000’000* vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.19* nicht übersteigt.

ii.   contractors or consultants of the Company or any of its group companies or any other persons providing services to the Company or its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(ii) shall not exceed Swiss Francs 4’190’000.00*, divided into 1,000,000* fully paid-up Shares, with a par value of Swiss Francs 4.19* per Share.

*Nach Vollzug der Nennwertherabsetzung im dritten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der Nennwertherabsetzung beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the par value reduction in the third calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the capital reduction.
1.5	Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2010 and election of PricewaterhouseCoopers AG as statutory auditor.

The Board of Directors proposes that our shareholders ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2010 and that PricewaterhouseCoopers AG be elected as the Company’s statutory auditor pursuant to the Swiss Code of Obligations for a one-year term commencing on the date of the 2010 annual general meeting of shareholders and terminating on the date of the 2011 annual general meeting of shareholders.

1.6	Approval of the 2009 Annual Report, the Consolidated Financial Statements of the Company for fiscal year 2009 and the Statutory Financial Statements of the Company for Extended Fiscal Year 2009.

The Board of Directors proposes that our shareholders approve the 2009 Annual Report, the consolidated financial statements for fiscal year 2009 and the statutory financial statements for Extended Fiscal Year 2009 (the period since the incorporation on December 10, 2008 until December 31, 2009, the “Extended Fiscal Year 2009”).

1.7	Discharge of the Members of the Board of Directors and the Executive Officers for Extended Fiscal Year 2009.

The Board of Directors proposes that our shareholders discharge the members of the Board of Directors and the executive officers from personal liability for Extended Fiscal Year 2009.
2. Organizational Matters
2.1	Proxy Materials and Voting Rights

A copy of the proxy materials, including a proxy card, was sent to each shareholder registered in the Company’s share register as of the close of business, Eastern time, on March 5, 2010. Any additional shareholders who are registered with voting rights in the Company’s share register as of the close of business, Eastern time, on April 12, 2010 or who notify the Company’s Corporate Secretary in writing of their acquisition of shares by such time will receive a copy of the proxy materials after April 12,

2010. Shareholders who are not registered in the Company’s share register as of the close of business, Eastern time, on March 5, 2010 or who have not notified the Company’s Corporate Secretary in writing (mail to Noble Corporation, Attention: Corporate Secretary, Dorfstrasse 19A, 6340 Baar, Zug, Switzerland) of their acquisition of shares by such time will not be entitled to attend, vote or grant proxies to vote at, the 2010 annual general meeting. No shareholder will be entered in or removed from the Company’s share register as a shareholder with voting rights between the close of business, Eastern time, on April 12, 2010 and the opening of business, Eastern time, on the day following the annual general meeting. Computershare Trust Company, N.A., as agent, which maintains the Company’s share register, will, however, continue to register transfers of Noble Corporation shares in the share register in its capacity as transfer agent during this period.

Shareholders who are registered with voting rights in the Company’s share register as of the close of business, Eastern time, on April 12, 2010 or who have notified the Company’s Corporate Secretary in writing of their acquisition of shares by such time (and who have had their notice properly accepted by the Corporate Secretary) have the right to attend the annual general meeting and vote their shares, or may grant a proxy to vote on each of the proposals in this invitation and any other matter properly presented at the meeting for consideration to either the Company or the independent representative, Mr. Joachim Kloter, Kloter & Kohli Attorneys, by marking the proxy card appropriately, executing it in the space provided, dating it and returning it prior to close of business, Eastern time, on April 29, 2010 either to:
Noble Corporation c/o The Altman Group PO Box 268 Lyndhurst, NJ 07071-9902

or, if granting a proxy to the independent representative:

Mr. Joachim Kloter c/o Kloter & Kohli Attorneys Streulistrasse 28 P.O. Box CH 8032 Zurich, Switzerland

Shares of holders who are registered with voting rights in the Company’s register as of the close of business, Eastern time, on April 12, 2010 or who have notified the Company’s Corporate Secretary in writing of their acquisition of shares by such time (and who have had their notice properly accepted by the Corporate Secretary) and who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. The Company or the independent representative, as applicable, will vote shares of holders with voting rights who have timely submitted a properly executed proxy card and have not specifically indicated their votes (irrespective of whether a proxy has been granted to the Company or the independent representative) in the manner recommended by the Board of Directors.

If any other matters are properly presented at the meeting for consideration, the Company and the independent representative, as applicable, will vote on these matters in the manner recommended by the Board of Directors.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee when voting their shares. Shareholders who hold their shares in the name of a bank, broker or other nominee and wish to vote in person at the meeting must obtain a valid proxy from the organization that holds their shares.

We may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association.

Please note that shareholders attending the annual general meeting in person or by proxy are required to show their proxy card and proper identification on the day of the annual general meeting. In order to determine attendance correctly, any shareholder leaving the annual general meeting early or temporarily is requested to present such shareholder’s proxy card and proper identification upon exit.

2.2	Proxy Holders of Deposited Shares

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for beneficial owners who did not grant proxies to the Company or the independent representative are kindly asked to inform the Company of the number and par value of the shares they represent as soon as possible, but no later than April 30, 2010, 2:00 p.m. Zug time, at the admission desk for the annual general meeting.

2.3	Annual Report, Consolidated Financial Statements

A copy of the 2009 Annual Report of the Company, including the consolidated financial statements for fiscal year 2009, the statutory financial statements for Extended Fiscal Year 2009 and the audit reports on such statements, are available for physical inspection at the Company’s registered office at Dorfstrasse 19A, 6340 Baar, Zug, Switzerland. Copies of these materials may be obtained without charge by contacting Investor Relations at our offices at Dorfstrasse 19A, 6340 Baar, Zug, Switzerland, telephone number 41 (41) 761-6555.

Your vote is important. All shareholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing the proxy or voting instruction card.

Baar, Switzerland
9. April 2010	By Order of the Board of Directors

Julie J. Robertson
Secretary